Segment Reporting (Details)	12 Months Ended
Dec. 31, 2025 Segment
Segment Reporting Information [Line Items]
Chief executive officer	Chief Executive Officer [Member]
Description of CODM	The CODM uses consolidated net income to measure segment profit or loss, to allocate resources and assess performance. Further, the CODM reviews and utilizes functional expenses (research and development and general and administrative) at the consolidated level to manage the Company’s operations and evaluate return on total assets in deciding whether to invest in the development and expansion of the Company’s consolidated operations.
Operating segment	1